OFFICE OF THE UNITED STATES TRUSTEE
                                                 EXHIBIT 99.2

----------------------------------------------------------              ------------------------------------------
In re: First Alliance Mortgage Company, a California                    DEBTOR IN POSSESSION OPERATING REPORT
Corporation, Debtor                                                     Report Number: 1
                                                                        For the period FROM 3/24/00
Chapter 11 case No: SA00-12370-LR                                                        TO:4/30/00
----------------------------------------------------------              ------------------------------------------


1. Profit and loss Statement (Accrual Basis Only)
  A.      Related to Business operations:
          Gross Sales                                     $1,786,081.62
                                                          --------------
          Less: Sales Returns or Discounts                    $0.00
                                                          --------------
                    Net Sales                                           $1,786,081.62
                                                                        --------------

          Less: Cost of Goods Sold:
          Beginning Inventory at Cost                         $0.00
                                                          --------------
          Add: Purchases                                      $0.00
                                                          --------------
          Less: Ending Inventory at Cost                      $0.00
                                                          --------------
                    Cost of Goods Sold                                      $0.00
                                                                        --------------
                            Gross Profit                                              $1,786,081.62
                                                                                      --------------

                            Other Operating Revenue                                      $0.00
                                                                                     --------------


          Less: Operating Expenses:
          Officer Compensation (1)                            $0.00
                                                          --------------
          Salaries and Wages - Other Employees            $1,220,896.79
                                                          --------------
                    Total Salaries and Wages                            $1,220,896.79
                                                                        --------------
                    Employee Benefits and Pensions                        $47,553.23
                                                                        --------------
          Payroll Taxes                                     $65,976.52
                                                          --------------
          Real Estate Taxes                                   $0.00
                                                          --------------
          Federal and State Income Taxes                      $0.00
                                                          --------------
                    Total Taxes                                           $65,976.52
                                                                        --------------
          Rent and Lease Expense                            $73,215.18
                                                          --------------
          Interest Expense                                 $748,175.19
                                                          --------------
          Insurance                                         $54,524.86
                                                          --------------
          Auto Expense                                        $0.00
                                                          --------------
          Utilities                                         $11,736.25
                                                          --------------
          Depreciation and Amortization                     $42,926.37
                                                          --------------
          Repairs and Maintenance                            $1,770.18
                                                          --------------
          Advertising                                      ($184,088.54)
                                                          --------------
          Supplies, Office Expenses, etc                     $8,796.67
                                                          --------------
(CONTINUED)


          Bad Debt                                            $0.00
                                                          --------------
          Miscellaneous Operating Expenses                  $32,923.40
                                                          --------------
                    Total Operating Expenses                             $789,979.56
                                                                        --------------
                            Total Expenses                                            $2,124,406.10
                                                                                      --------------
                            Net Gain/(Loss) from Business Operations                  ($338,324.48)
                                                                                      --------------

 B.       Not related to Business Operations
          Income
                    Interest Income                                         $0.00
                                                                        --------------
                    Other Non-Operating Revenues                            $0.00
                                                                        --------------
                    Gross Proceeds on Sale of Assets           $0.00
                                                          --------------
                    Less: Original Cost of Assets plus
                        Expenses of Sale                       $0.00
                                                          --------------
                            Net Gain/Loss on Sale of Asset                  $0.00
                                                                        --------------
                    Total Non-Operating Income                                            $0.00
                                                                                      --------------
          Expenses Not Related to Business Operations
                    Legal and Professional Fees                          $152,509.85
                                                                        --------------
                    Other Non-Operationg Expenses                       ($415,448.80)
                                                                        --------------
                    Total Non-Operating Expenses                                      ($262,938.95)
                                                                                      --------------

                                                                                      --------------
NET INCOME/(LOSS) FOR PERIOD                                                           ($75,385.53)
                                                                                      ==============

(1) Officer compensation was paid through April 30, 2000 prior to the Bankruptcy Filing. The amount of compensation paid was approximately $237,652



2. Aging of accounts payable and accounts receivable (exclude pre-petition AP)

                                                ---------------  ---------------
                                                PAYABLES         RECEIVABLES
                                                ---------------  ---------------
                         Current Under 30       $   813,845.96   $ 1,914,925.31
                                                ---------------  ---------------
                         Overdue 31-60 days     $            -   $    97,858.08
                                                ---------------  ---------------
                         Overdue 61-90 days     $            -   $            -
                                                ---------------  ---------------
                         Overdue 91-120 days    $            -   $            -
                                                ---------------  ---------------
                         Overdue Over 121 days  $            -   $ 2,908,555.56
                                                ---------------  ---------------
                                TOTAL           $   813,845.96   $ 4,921,338.95
                                                ---------------  ---------------


                                                                 ---------------
OTHER BUSINESS RELATED RECEIVABLES                               RECEIVABLES
                                                                 ---------------
Loans Held for Sale (1)                                          $83,825,845.81
                                                                 ---------------
Loans Held for Investment (2)                                    $   833,246.58
                                                                 ---------------
Loan Servicing fees/advances (3)                                 $ 3,986,554.60
                                                                 ---------------

Notes
(1) See attached schedule A of loans held for sale and interest paid to dates
(2) See attached schedule B of loan held for investment and interest paid to dates
(3) Represents fees/advances receivable on loans serviced. The company does not currently aged such receivables.


3. Statement of Status of Payments to Secured Creditors and Lessors:

                                                                                     ---------------------------------
                                                                                     Post Petition Payments not Made *
----------------------------------------------------------------------------------------------------------------------
                                      Frequency of   Amount of Each
Creditor/Lessor                       Pymt           Payment          Next pymt Due        Number        Amounts
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Lehman Commercial Note                    Varies       Varies             Varies            None               NA
----------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage                  Monthly    $ 28,465.00          5/3/00            None               NA
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MJB Associates                            Monthly    $ 47,518.37          5/1/00            None               NA
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NL-Orange LP Nippon Landic, Inc(Orange)   Monthly    $  2,454.56          5/1/00             1           $  2,454.56
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TIAA Realty (Sacramento)                  Monthly    $  3,241.42          5/1/00             1           $  3,241.42
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WRC Properties (Denver)                   Monthly    $  3,413.47          5/1/00             1           $  3,413.47
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Centerside Associates LP (San Diego)      Monthly    $  3,204.25          5/1/00             1           $  3,204.25
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Pacific Development Management (Portland) Monthly    $  2,912.00          5/1/00             1           $  2,912.00
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Prime Group Realty LP (Arlington Heights) Monthly    $  4,170.05          5/1/00             1           $  4,170.05
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Unum Life Insurance Co (Phoenix)          Monthly    $  3,793.40          5/1/00             1           $  3,793.40
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Arden Realty LTD  (Long Beach)            Monthly    $  2,771.58          5/1/00             1           $  2,771.58
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Theta Holding Co (Little Falls)           Monthly    $  4,626.98          5/1/00             1           $  4,626.98
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Cranbrook Realty Investment (Oakland)     Monthly    $  3,168.44          5/1/00             1           $  3,168.44
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Littlehouse Woodlands LLC (Haupauge)      Monthly    $  3,750.60          5/1/00             1           $  3,750.60
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Trizechahn Office Properties (Encino)     Monthly    $  2,602.58          5/1/00             1           $  2,602.58
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CB Richards Ellis (West Covina)           Monthly    $  2,331.64          5/1/00             1           $  2,331.64
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Artemis Management & Dev (Towson)         Monthly    $  3,344.29          5/1/00             1           $  3,344.29
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Duke Realty Investments (Mason)           Monthly    $  3,260.04          5/1/00             1           $  3,260.04
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Parkway Center (Pittsburgh)               Monthly    $  3,524.29          5/1/00             1           $  3,524.29
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IRP Muller Assoc (Placentia)              Monthly    $ 14,788.20          5/1/00             1           $ 14,788.20
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* Explanation for non-payment:   The Company is in the process of negotiation lease buyouts



4. Tax liability
Gross payroll expenses for the period                    $1,041,737.77
                                                         --------------

Gross sales for period subject to sales tax              $           -
                                                         --------------

                                          ----------------------------------------------------
                                                                             Post Petition
                                             Date Paid       Amount Paid    Taxes Still Owing
                                          ----------------------------------------------------
   Federal payroll and withholding taxes  4/14/00 & 4/28/00  $ 266,374.06   $          -
                                          ----------------------------------------------------
     State payroll and withholding taxes  4/14/00 & 4/28/00  $  39,061.18   $          -
                                          ----------------------------------------------------
               State sales and use taxes                     $          -   $          -
                                          ----------------------------------------------------
                     Real property taxes                     $          -   $          -
                                          ----------------------------------------------------
                                   Total                     $ 305,435.24   $          -
                                                             ---------------------------------



5.  Insurance Coverage

                                   --------------------------------------------------------------
                Insurance Coverage Carrier/Agent    Amount of   Policy Expiration    Premium Paid
                                      Name          Coverage          Date               Thru
                                   --------------------------------------------------------------
             Worker's Compensation Wasua            $  1,000,000      5/31/00           5/31/00
                                   --------------------------------------------------------------
                         Liability Federal Ins. Co  $  1,000,000      6/11/00           6/11/00
                                   --------------------------------------------------------------
          Fire & Extended Coverage Federal Ins. Co  $  1,000,000      6/11/00           6/11/00
                                   --------------------------------------------------------------
                          Property Federal Ins. Co  $ 23,000,000      6/11/00           6/11/00
                                   --------------------------------------------------------------
                             Theft Federal Ins. Co  $ 23,000,000      6/11/00           6/11/00
                                   --------------------------------------------------------------
                              Life None
                                   --------------------------------------------------------------
                          Vehicles Federal Ins. Co  $  1,000,000      6/11/00           6/11/00
                                   --------------------------------------------------------------
              Other: Mortgage Bond Lloys/AIG        $ 10,000,000      6/1/01            6/1/01
                                   --------------------------------------------------------------
            Directors and Officers Lloys/AIG        $ 10,000,000      7/29/00           7/29/00
                                   --------------------------------------------------------------
     Excess Directors and Officers Reliance Ins. Co $  5,000,000      7/29/00           7/29/00
                                   --------------------------------------------------------------
      Professional Liability (E&O) Lloys/AIG        $  5,000,000      7/29/00           7/29/00
                                   --------------------------------------------------------------


6. Questions

A. Has the debtor in possession provided compensation to any officer, director, shareholders or other principals without the approval of the Office of the United States Trustee?


                  Yes      Explain
      -----------                  ---------------------------------------------
           X       No
      -----------

B. Has the debtor in possession, subsequent to the filing of the petition, made payments on its pre-petition unsecured debt, except as have been authorized by the Court?

                  Yes      Explain
      -----------                  ---------------------------------------------
           X       No
      -----------



7. Statement of Unpaid Professional Fees (Post Petition Amounts Only)

------------------------------------------------------------------------------------------------
Name of Professional        State Type of Professional        Total Post Petition Amount Unpaid
------------------------------------------------------------------------------------------------
Lobel & Opera               Attorneys                         $    2,509.85
------------------------------------------------------------------------------------------------
Dan Perl                    Consultant                        $   15,000.00
------------------------------------------------------------------------------------------------



8. Narrative Report of Significant Events out of the Ordinary Course of Business

See Schedule Attached


9.  Quarterly fees

---------------------------------------------------------------------------------------------------
 Quarterly             Total       Quarterly      Date        Amount        Check       Quarterly
  Period           Disbursements      fee         Paid         Paid          No.        Fee still
  Ending          for the quarter                                                         Owing
---------------------------------------------------------------------------------------------------
  3/31/00         $ 34,019.51      $    500.00    5/5/00      $    250.00    1239       $    250.00
---------------------------------------------------------------------------------------------------



I, Francisco Nebot, President and Chief Financial Officer, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: May 30, 2000   /s/ Francisco Nebot, President and Chief Financial Officer
                      ----------------------------------------------------------
                      Debtor in Possession

               RESPONSE TO QUESTION NO. 8 OF THE OPERATING REPORTS
               ---------------------------------------------------


On March 23, 2000, First Alliance Mortgage Company, a California corporation, First Alliance Corporation, a Delaware corporation, First Alliance Mortgage Company, a Minnesota corporation and First Alliance Portfolio Services, Inc., a Nevada corporation ("Debtors") filed their respective Chapter 11 petitions.

Immediately following the filing of the Chapter 11 petitions a number of emergency motions were filed with the Court. These Motions were:

         1.       Emergency Motion to Approve the Cash Management;
         2.       Emergency Motion to Approve Warn Act;
         3. Emergency Motion to Approve Cash Collateral/Adequate Protection Stipulation;
         4.       Emergency Motion to Approve Order Limiting Notice;
         5. Emergency Motion to Approve the Extension of Time to File Schedules and Statement of Affairs;
         6. Emergency Motion to Allow Pre-Petition Payroll Bank Account to Remain Open;
         7.       Emergency Motion to Approve Claims Bar Date;
         8.       Emergency Motion to Approve Joint Administration of Cases; and
         9.       Emergency Motion to Approve Hedge Agreement with Lehman
                  Brothers.

The Debtors also filed their compliance documents in response to the Office of the United States Trustee 7 Day package requirements.

The Debtors continued to operate their businesses pursuant to 11 U.S.C. 1107 and 1108 of the United States Bankruptcy Court.